UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2020
Basic Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 2100
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 334-4100
Not Applicable
(Former name or former address, if changed since last report.)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share*	BASX*	The OTCQX Best Market*

* Until December 2, 2019, Basic Energy Services, Inc.’s common stock traded on the New York Stock Exchange under the symbol “BAS”. On December 3, 2019, Basic Energy Service, Inc.’s common stock began trading on the OTCQX® Best Market tier of the OTC Markets Group Inc. Deregistration under Section 12(b) of the Act became effective on March 16, 2020.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 6, 2020, at the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) of Basic Energy Services, Inc. (the “Company”), the Company’s stockholders (the “Stockholders”) approved the proposals to amend the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to (i) increase the number of authorized shares of common stock, par value $0.01 per share, of the Company from 80,000,000 shares to 198,805,000 shares and (ii) permit Stockholders to act by written consent (together, the “Amendments”). The Amendments were described in the definitive proxy statement on Schedule 14A delivered to the Stockholders in connection with the 2020 Annual Meeting and filed with the Securities and Exchange Commission on April 6, 2020, and such descriptions are incorporated by reference into this Current Report on Form 8-K. The Company filed a Certificate of Amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Amendments, and it became effective on May 7, 2020.
The above description is qualified in its entirety by reference to the full text of the Certificate of Amendment to the Company’s Certificate of Incorporation, filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 6, 2020, the Company held its 2020 Annual Meeting virtually due to the COVID-19 pandemic and related governmental directives. Stockholders representing 19,449,872 shares of the common stock of the Company, or 78.32% of the issued and outstanding shares of the common stock of the Company and 118,805 shares of the Series A Participating Preferred Stock of the Company, or 100% of the issued and outstanding shares of the Series A Participating Preferred Stock of the Company, entitled to vote as of the record date, March 25, 2020, were represented at the 2020 Annual Meeting either virtually or by proxy.
The matters proposed to the Stockholders for a vote were: (i) the election of three Class I directors to serve a three-year term; (ii) the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock; (iii) the approval of an amendment to the Company’s Certificate of Incorporation to permit Stockholders to act by written consent; (iv) the approval, on a non-binding advisory basis, of the Company’s named executive officer compensation; (v) the ratification of KPMG LLP as the Company’s independent auditor; and (vi) the approval of a grant of discretionary authority to the chairman of the 2020 Annual Meeting to adjourn the 2020 Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the 2020 Annual Meeting to approve any of Proposals (i)-(v).
The final voting results of the 2020 Annual Meeting are set forth below.
Proposal One
Each of the director nominees was elected to the Board to serve as a Class I director until the 2023 Annual Meeting of Stockholders and until his respective successor is duly elected and qualified. The three persons named below received the greatest number of votes cast in the election of directors, and the number of votes (including shares of Series A Participating Preferred Stock, on an as-converted basis) received by each such person is set forth opposite his name below:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Julio M. Quintana	127,604,279	747,003	9,903,590
Keith L. Schilling	127,225,346	1,125,936	9,903,590
Lawrence First	127,145,898	1,205,384	9,903,590

Proposal Two
The proposal to approve the Amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock was approved by the following number of votes (including shares of Series A Participating Preferred Stock, on an as-converted basis) and shares of common stock, voting separately:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Common stock and Series A Participating Preferred Stock, voting together as a single class	135,610,739	2,638,702	5,431	—
Holders of shares of common stock, voting separately	16,805,739	2,638,702	5,431	—

Proposal Three
The proposal to approve the Amendment to the Company’s Certificate of Incorporation to permit Stockholders to act by written consent was approved by the following number of votes (including shares of Series A Participating Preferred Stock, on an as-converted basis):

Votes For	Votes Against	Abstentions	Broker Non-Votes
127,367,106	958,638	25,538	9,903,590

Proposal Four
The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was approved by the following number of votes (including shares of Series A Participating Preferred Stock, on an as-converted basis):

Votes For	Votes Against	Abstentions	Broker Non-Votes
127,337,008	1,003,767	10,507	9,903,590

Proposal Five
The proposal to ratify the Company’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was approved by the following number of votes (including shares of Series A Participating Preferred Stock, on an as-converted basis):

Votes For	Votes Against	Abstentions	Broker Non-Votes
137,522,095	728,173	4,604	—

Proposal Six
The proposal to grant discretionary authority to the chairman of the 2020 Annual Meeting to adjourn the 2020 Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the 2020 Annual Meeting to approve any of Proposals 1-5 was approved by the following number of votes (including shares of Series A Participating Preferred Stock, on an as-converted basis):

Votes For	Votes Against	Abstentions	Broker Non-Votes
135,222,131	2,928,376	104,365	—
No other business properly came before the 2020 Annual Meeting.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
3.1	Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: May 11, 2020	By:	/s/ David S. Schorlemer
	Name:	David S. Schorlemer
	Title:	Senior Vice President, Chief Financial Officer,
Treasurer and Secretary (Principal Financial
Officer and Principal Accounting Officer)